CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
Exhibit 10.1

AMENDMENT TO AMENDMENT NO. 19 TO THE AGREEMENT

This amendment (“Amendment”) by and between Block, Inc., formerly known as Square, Inc. (hereinafter referred to as “Client”), *** (hereinafter referred to as “***”), *** (hereinafter referred to as “***”), and Marqeta, Inc., (hereinafter referred to as “Marqeta”) amends Amendment No. 19 by and between Client, ***, and Marqeta, dated November 3, 2023 (“Amendment No. 19”) to the Master Services Agreement between Client and Marqeta, dated April 19, 2016, as amended (the “Agreement”). Except as otherwise indicated, capitalized terms used in this Amendment have the meaning ascribed to them in the Agreement or Amendment No. 19.
BACKGROUND AND RECITALS:

i.The parties mutually agreed on language in Amendment No. 19 related to how currency conversions would work to calculate fees and pricing under the Agreement;
ii.As the parties have had the opportunity to review and determine how invoicing will need to be managed, the parties determined that the currency conversion language included in the Agreement through Amendment No. 19 should be clarified; and

iii.Now, the parties desire to update that currency conversion language to meet the spirit and intent of the parties’ mutual understanding in Amendment No. 19.

For good and valuable consideration, the sufficiency of which is hereby recognized, the parties agree as follows.
1.FX Conversion Language Amendment. Section 7(f) of Amendment No. 19 is deleted in its entirety and replaced with the following:

“f. FX Conversion. Transaction volumes for non-US Card Programs will be converted *** using *** and *** to determine the Monthly Incentive Payment. Transaction- based fees listed in *** for non-US Card Programs will be converted to the Card Program’s local currency using *** effective conversion rate based on ***. For example, if a *** Card Program had ***, and after *** conversion using the ***, the resulting *** for the *** is ***, the overall *** effective rate would be ***. This rate would be applied to the transaction-based fee to determine the cost of that transaction for the *** in the local currency. For example, *** dispute processing fee would become *** for that ***. For purposes of this paragraph, “***” means the rate(s) found at ***, or its successor website.”

2.If any provision of this Amendment is held to be void or unenforceable, the remaining provisions are considered to be severable and their enforceability is not affected or impaired in any way by reason of such law or holding. Except as otherwise modified by this Amendment, the terms and conditions of Amendment No. 19 and the Agreement remain in full force and effect. In the event that any provision of this Amendment conflicts with any of the provisions set forth in Amendment No. 19 or the Agreement, the provisions of this Amendment, shall govern and control. The Agreement, including Amendment No. 19 and any other amendments, constitutes the entire agreement between the parties with respect to the subject matter hereof; superseding all prior understandings, agreements, contracts or arrangements between the parties, whether oral or written.

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

3.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one and the same document. Signatures transmitted by facsimile or via e-mail in a “PDF” format shall have the same force and effect as original signatures on this Amendment.

SIGNATURE PAGE TO FOLLOW

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

The parties have executed this Amendment to be effective as of July 1, 2023.

Block, Inc.
Signature:     /s/ mike keeslar
Name:         mike keeslar
Title:     Head of Strategic Payment Operations
Date:         May 2, 2024
***
Signature:     /s/ ***
Title:         ***
Date:         May 2, 2024

Marqeta, Inc.
Signature:     /s/ Todd Pollak
Name:         Todd Pollak
Title:     Chief Revenue Officer
Date:         May 10, 2024
***
Signature:     /s/ ***
Title:     ***
Date:         May 10, 2024